                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               i-STAT Corporation
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                (Name of Registrant as Specified in Its Charter)

                          Elizabeth Adolff Brower, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                            1055 Washington Boulevard
                           Stamford, Connecticut 06901
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required.

      |_|   Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transactions applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total Fee Paid:

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

      |_|   Fee paid previously with preliminary materials.

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      |_|   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                               i-STAT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 10, 1999

                                  ------------

TO THE STOCKHOLDERS OF i-STAT CORPORATION:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of i-STAT Corporation, a Delaware corporation (the "Company"), will be held at The Marriott Marquis Hotel, located at 1535 Broadway, New York, New York, on Thursday, June 10, 1999, at 10:00 A.M., local time, for the following purposes:

            I. To elect five members of the Board of Directors, each to serve until the next annual meeting.

            II. To ratify an amendment to the 1998 Stock Option Plan.

            III. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants to audit the Company's 1999 financial statements.

            IV. To transact such other business as may properly come before the meeting.

            The Board of Directors has fixed April 15, 1999 as the record date for determining the holders of the Company's Common Stock and Series B Preferred Stock entitled to notice of and to vote at the meeting. Consequently, only holders of Common Stock and Series B Preferred Stock of record on the transfer books of the Company at the close of business on April 15, 1999 will be entitled to notice of and to vote at the meeting.

            We invite all stockholders to attend the meeting. To ensure that your shares will be voted at the meeting, however, please complete, date and sign the enclosed proxy and return it promptly. If you attend the meeting, you may vote in person, even though you have sent in your proxy.

East Windsor, New Jersey                        Esteban A. Ferrer
May 6, 1999                                     Secretary
                               i-STAT CORPORATION
                            104 Windsor Center Drive
                         East Windsor, New Jersey 08520

                                 PROXY STATEMENT

            The accompanying proxy is solicited by the Board of Directors of i-STAT Corporation (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held on Thursday, June 10, 1999. Copies of this proxy statement and the accompanying proxy are being mailed on or about May 6, 1999, to the holders of record of the Company's Common Stock, par value $.15 per share ("Common Stock"), and Series B Preferred Stock, par value $.10 per share ("Series B Stock"), as of April 15, 1999. The proxy may be revoked by a stockholder at any time prior to its use by giving written notice of such revocation to the Secretary of the Company or by voting in person at the meeting. The expense of this solicitation will be paid by the Company. Some of the directors, officers and regular employees of the Company may, without additional remuneration, solicit proxies personally and by telephone or mail. The Company has retained Morrow & Co., Inc. to assist in the solicitation at a cost of $6,000 to the Company, excluding the expenses and disbursements of that firm.

            The persons named in the accompanying proxy will vote as set forth under "Election of Directors" with respect to the election of directors. With respect to the other subjects referred to in this proxy statement, the persons named in the accompanying proxy will vote as stated in the proxy. If no specification as to the election of directors or the other subjects is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted for the election as directors of the nominees listed herein, and, with respect to any other matter that may properly come before the meeting, in the discretion of the persons voting the respective proxies.

            Holders of Common Stock and Series B Stock of record at the close of business on April 15, 1999 will be entitled to one vote per share held of record on all business of the meeting. On April 15, 1999, there were 15,330,541 shares of Common Stock and 2,138,702 shares of Series B Stock outstanding. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock and Series B Stock outstanding on the record date will constitute a quorum to conduct business at the meeting. Proxies submitted which are marked "abstain" or "withhold authority" will be deemed present at the meeting for purposes of determining the presence of a quorum to conduct business at the meeting.

            If a quorum is present, the election of directors will be decided by a plurality of the shares of Common Stock and Series B Stock represented in person or by proxy at the meeting and entitled to vote thereon. Under Delaware law, the Company's Certificate of Incorporation and By-laws, shares represented by proxies as to which a stockholder abstains or withholds authority from voting on the election of directors, and shares as to which a broker indicates that it does not have discretionary authority to vote (referred to herein as non-votes by brokers) with respect to any or all nominee(s) for director, will not be deemed present for purposes of voting on the election of any or all such nominee(s) for director and therefore will have no impact on the vote on any or all such nominee(s).

            The approval of all other matters scheduled to be brought before the meeting will require the affirmative vote of a majority of the shares of Common Stock and Series B Stock represented in person or by proxy at the meeting and entitled to vote thereon. Under Delaware law, the Company's Certificate of Incorporation and By-laws, shares represented by proxies which are marked "for", "against" or "abstain" with respect to these other matters will be counted for purposes of determining the vote required for approval of these other matters, and the total number of votes cast "for" each of these other matters will determine whether sufficient affirmative votes have been cast. An abstention from voting on these other matters will have the same legal effect as a vote against the matter. Shares represented by proxies which are marked "withhold authority" (including non-votes by brokers) will not be counted for purposes of determining whether these other matters have been approved and therefore will have no impact on the vote on any such matter.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

            Five directors are to be elected at the 1999 Annual Meeting of Stockholders to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualify. The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy.

            The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline to serve or become unavailable for election as a director at the meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors accordingly.

            The nominees for election to the Company's Board of Directors are:

            Mr. William P. Moffitt. Mr. Moffitt, 52, is the President and Chief Executive Officer of the Company. He has held various offices since he joined the Company as Executive Vice President in July 1989. He has served as Chief Executive Officer of the Company since February 1993, as President since November 1991 and as a director since May 1990.

            J. Robert Buchanan, M.D. Dr. Buchanan, 71, has served as Chairman of the Company's Board of Directors since February 1999, and as a director since February 1995. From June 1994 to November 1996, he was Chairman and Chief Executive of World Care, a corporation established by Massachusetts General Hospital that specializes in the transmission of clinical images between healthcare facilities. He was General Director of Massachusetts General Hospital from June 1982 through June 1994. He currently is a director of Charles River Laboratories, a Division of Bausch and Lomb, Matritech, Inc., and Premier Practice Management, Inc. Dr. Buchanan chairs the China Medical Board of N.Y. and serves on the Board of Trustees of the Aga Khan University, Karachi, Pakistan. He is a member of the Institute of Medicine of the National Academy of Medicine. Dr. Buchanan holds his M.D. from Cornell University Medical School.

            Mr. Stephen D. Chubb. Mr. Chubb, 55, has served as a director of the Company since February 1999. He is a founder of Matritech, Inc., a company engaged in the development and commercialization of cancer diagnostic products, and has been its Chairman since October 1993 and a director and its Chief Executive Officer since Matritech's founding in 1987. He currently serves as a director of Charles River Laboratories, a Division of Bausch and Lomb, as a trustee of Mt. Auburn Hospital, and as a director of several privately held companies. Mr. Chubb is a Certified Public Accountant.

            Mr. Richard Hodgson. Mr. Hodgson, 82, has served as a director of the Company since March 1989. Since 1980, he has been a Director of McCowan Associates, an investment management company. He was a Corporate Senior Vice President of ITT Corporation from 1968 to 1980, and prior to that he served as President and Chief Executive Officer of Fairchild Camera and Instrument Corporation. Mr. Hodgson also participated in the founding of Intel Corporation, where he currently is a director emeritus. He also is a director of IBIS Technology Corp., Accent Color Sciences LLC and several privately held companies.

            Mr. Lionel N. Sterling. Mr. Sterling, 61, has served as a director of the Company since May 1990. From July 1988 to 1992, he was Managing Partner of Whitehead/Sterling, an investment management firm, and since January 1987 he has been President of Equity Resources, Inc., a private investment company. He currently is a director of Specialty Chemical Resources, Inc. and several privately held companies. Mr. Sterling holds an M.B.A. in Finance from New York University.

            All directors hold office until the next annual meeting of the Company's stockholders and until the election and qualification of their successors, or their earlier resignation or removal. Each director who is not also an employee of the Company (an "Outside Director") receives an annual retainer of $10,000 for serving on the Board of Directors. In recognition of the increased services and time commitment required of a director who also serves as Chairman of the Board of Directors, the Chairman of the Board of Directors receives an additional annual retainer of $10,000. In addition, each Outside Director receives $800 for each Board meeting attended and committee members receive $600, and committee chairpersons receive $800, for each committee meeting attended.

            Outside Directors are also granted options to purchase Common Stock under the Company's 1998 Stock Option Plan, now known as the Equity Incentive Plan (the "Incentive Plan"). Under the Incentive Plan, each Outside Director is automatically granted (i) on the date the Outside Director is first elected to the Board, non-statutory options to purchase up to 20,000 shares of Common Stock and (ii) on the date of each annual meeting of the Company's stockholders at which the Outside Director is re-elected to the Board, non-statutory options to purchase up to 5,000 shares of Common Stock. An Outside Director serving as Chairman of the Board is additionally granted (x) on the date he is first elected by the Board of Directors to serve as Chairman, non-statutory options to purchase up to 5,000 shares of Common Stock and (y) on each date following such Chairman's re-election as Chairman, non-statutory options to purchase up to 7,000 shares of Common Stock. Each option granted to an Outside Director is exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the Incentive Plan) and becomes exercisable over a three-year period (50% after the first anniversary of the date of grant and an additional 25% after each of the second and third anniversaries of the date of grant).

            Directors who are employees also may receive options in their capacity as Company employees, as described elsewhere in this Proxy Statement.

            The Company seeks to attract as Outside Directors highly qualified individuals who are both willing and able to devote the time and apply the resources necessary to assist the Company in achieving its strategic mission of becoming a global leader in the medical diagnostics industry. In furtherance of this objective, the Company has recently engaged the services of a compensation consultant to review the adequacy and nature of Outside Director compensation. As a result of this review, which is in the preliminary stages, it is possible that Outside Director compensation may change materially prior to or shortly after the 1999 Annual Meeting of Stockholders.

            The following table sets forth the number of shares of Common Stock subject to options granted under the Incentive Plan to each of the Company's current Outside Directors during the year ended December 31, 1998, and the exercise price per share for such options. None of these options is currently exercisable.

                                                          Shares         Exercise
                                                          Subject         Price
                                                            to             Per
Name                                                      Option          Share
----                                                      ------          -----
J. Robert Buchanan.............................            5,000          $9.625
 (Chairman of the Board)

Stephen D. Chubb(1) ...........................               --              --

Richard Hodgson ...............................            5,000          $9.625

Lionel N. Sterling ............................            5,000          $9.625

            The Board of Directors held eight regular meetings and six special meetings during 1998. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and committees of which he was a member held during the period he served thereon.

            The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Nominating Committee and the Executive Committee.

            The Audit Committee, which met on four occasions during 1998, has responsibility for reviewing the Company's annual and quarterly financial results and financial position, the scope and results of independent accountant reviews and audits of the Company's financial statements, and the accounting standards and principles followed in preparing the Company's financial statements; evaluating the Company's system of internal accounting controls; recommending to the Board the appointment of the independent accountants; and reviewing the Company's financial reporting activities. The members of the Audit Committee, of which Mr. Sterling is the Chairman, are Messrs. Chubb, Hodgson and Sterling. Mr. Chubb was elected to the Audit Committee on March 3, 1999.

            The Compensation Committee, which met on eleven occasions during 1998, has responsibility for (i) reviewing and making recommendations to the Board of Directors with respect to executive officer compensation, Company performance objectives applicable to long-term and annual incentive compensation programs, compensation for Outside Directors and employee compensation policies generally; and (ii) administering the Incentive Plan and the Company's 1985 Stock Option Plan. The members of the Compensation Committee, of which Dr. Buchanan is the Chairman, are Dr. Buchanan and Messrs. Chubb and Sterling. Mr. Chubb was elected to the Compensation Committee on March 3, 1999.

            The Nominating Committee, which met on two occasions in 1998, has responsibility for reviewing and making recommendations to the Board regarding Board composition and structure and the nature

----------

(1) Mr. Chubb was elected to the Board of Directors on February 2, 1999 and, accordingly, was not granted any stock options in 1998.

and duties of Board committees; establishing criteria for membership on the Board and its committees; recommending to the Board qualified persons to be nominated for election or re-election as directors and officers of the Board, and for election as committee members and committee chairpersons; reviewing the Chief Executive Officer's nomination of corporate officers and making recommendations to the Board with respect to such persons; reviewing and making recommendations to the Board with respect to the executive management needs of the Company; and considering suggestions for Board membership submitted by stockholders in accordance with the notice provisions and procedures set forth in Section 12 of Article II of the Company's By-laws, a copy of which may be obtained upon request of the Company at the address listed herein. The members of the Nominating Committee, of which Mr. Hodgson is the Chairman, are Dr. Buchanan and Mr. Hodgson. Mr. Hodgson was elected to the Nominating Committee on March 3, 1999.

            The Executive Committee has responsibility for ensuring the ability of the Board to deliberate on all matters, except certain major corporate events, during intervals between meetings of the Board. It did not meet during 1998. The members of the Executive Committee, of which Dr. Buchanan is the Chairman, are Dr. Buchanan and Messrs. Hodgson and Moffitt.

Section 16 (a) Beneficial Ownership Reporting Compliance

            Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company's equity securities ("10% Stockholders") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's equity and equity derivative securities. Based solely upon a review of the copies of such reports furnished to the Company, or written representations from reporting persons, the Company believes that during 1998 all filing requirements applicable to its executive officers, directors and 10% Stockholders were met.

                                  PROPOSAL II

                     AMENDMENT TO THE 1998 STOCK OPTION PLAN

            Since 1986, the Board of Directors of the Company has relied upon stock options to attract and retain outstanding individuals to serve as the Company's directors, executive officers, employees and consultants, and to align their interests with the interests of the Company's stockholders. The primary vehicle for this form of compensation currently is the Company's 1998 Stock Option Plan (the "1998 Plan"). On April 1, 1998, the Board adopted the 1998 Plan, which reserves for issuance pursuant to options granted thereunder up to 2,300,000 shares of Common Stock. The Company's stockholders approved the 1998 Plan at the 1998 Annual Meeting held on May 29, 1998. In late 1998, the Board retained consultants to review the Company's compensation structure in light of certain developments and objectives. As a result of this review, the consultants have recommended that, in addition to stock options, the Company employ restricted share awards as a form of compensation because restricted share awards offer different advantages than stock options, including providing recipients with a direct equity interest in the Company and a tangible, easily measurable value on their vesting date. The Board has adopted this recommendation and concluded that the most efficient and effective means by which to implement it is to amend the 1998 Plan in the limited manner described herein. This amendment, which includes a change in the name of the 1998 Plan to the "i-STAT Corporation Equity Incentive Plan" (the "Incentive Plan"), was approved by the Board in April 1999 and is being submitted for stockholder ratification in order to comply with certain technical requirements applicable to companies whose stock is traded over the NASDAQ National Market System. The amendment permits the allocation by the Board of Common Stock subject to the Incentive Plan toward restricted share awards in order to provide additional means by which the Board may provide incentives to the Company's directors, executive officers, employees and consultants.

The amendment of the Incentive Plan involves only such changes as are necessary or appropriate to accommodate the use of restricted shares in addition to stock options. IT IS IMPORTANT TO NOTE THAT THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE INCENTIVE PLAN REMAINS AT 2,300,000, AS APPROVED BY THE STOCKHOLDERS AT THE 1998 ANNUAL MEETING, AND IS NOT AFFECTED BY THIS AMENDMENT.

            All of the Company's directors, officers, employees and consultants are eligible for consideration by the Board of Directors for the grant of stock options and/or restricted shares under the Incentive Plan. As of April 15, 1999, in addition to the Company's five executive officers, the Company had 555 full-time employees and four Outside Directors.

            Stockholders are requested in this Proposal II to ratify the amendment to the 1998 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the amendment. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
     VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN

            The principal features of the Incentive Plan are described in summary form below. A copy of the Incentive Plan is on file with the SEC.

Administration

            The Incentive Plan is administered by the Board of Directors of the Company. Subject to the express provisions of the Incentive Plan, the Board of Directors and the Compensation Committee have the authority to administer and interpret the Incentive Plan, including the authority to determine when and to whom stock options and/or restricted shares (collectively, "Awards") will be granted, to set the specific terms of individual Awards, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Incentive Plan.

            Up to 2,300,000 shares of Common Stock are available for issuance under the Incentive Plan. If stock options granted under the Incentive Plan expire or otherwise terminate without being exercised, or if restricted shares are forfeited following their award, the shares of Common Stock not purchased pursuant to such options or such restricted shares, as the case may be, again become available for issuance under the Incentive Plan. Both incentive stock options and non-statutory stock options may be granted. Incentive stock options are intended to be treated as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Amendment, Modification and Termination of the Incentive Plan

            The Board of Directors may at any time and from time to time amend, modify or terminate the Incentive Plan. No amendment, modification or termination may become effective without approval by the stockholders, if stockholder approval is required by law, or if the Board of Directors determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Incentive Plan will in any manner adversely affect any outstanding stock option or restricted shares without the consent of the participant holding such stock option or restricted shares. With the consent of the optionee or holder of restricted shares affected, the Board of Directors may amend outstanding option agreements or restricted share agreements in a manner not inconsistent with the Incentive Plan. Unless earlier terminated by the Board of Directors, the Incentive Plan will terminate on the earlier of March 31, 2008 or the date on which all shares available for issuance under the Incentive Plan shall have been issued (without being subject to forfeiture) pursuant to the award of restricted shares or the exercise or cancellation of stock options granted under the Incentive Plan.

Eligibility

            Eligible participants in the Incentive Plan include persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, the Company or any subsidiary of the Company. No individual may be granted an incentive stock option unless such individual is an employee of the Company or any subsidiary of the Company. No individual may be granted, in any twelve-month period, stock options under the Incentive Plan which are exercisable with respect to more than 200,000 shares of Common Stock.

            No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the Common Stock on the date such option is authorized to be granted, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and its affiliates) may not exceed $100,000.

Key Elements of the Incentive Plan

            The purchase price per share of stock deliverable upon the exercise of an option under the Incentive Plan will be not less than the fair market value of the Common Stock on the date such option is authorized to be granted (the "Value Date"). The term "fair market value" is defined in the Incentive Plan as (i) the closing price of the Common Stock, as reported on NASDAQ or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the fair market value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the fair market value shall be determined in good faith by the Board of Directors. As of April 15, 1999, the closing price of the Common Stock on the NASDAQ National Market System was $10.625.

            Options under the Incentive Plan will be granted without consideration and, except as otherwise approved by the Board of Directors with respect to non-statutory stock options, are nontransferable except by will or the laws of descent and distribution. The maximum term of options granted under the Incentive Plan is ten years, except that in certain cases with respect to incentive stock options the maximum term is five years. Options under the Incentive Plan generally expire within three months after termination of the optionee's employment by, or relationship as a consultant, advisor or director of, the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may provide that it may be exercised at any time within one year after such termination; (b) the optionee dies while employed by or serving as a consultant, advisor or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may provide that it may be exercised within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms provides for exercise during a longer period of time following termination of such relationship. Subject to the preceding sentence, and except as provided under the Code with respect to incentive stock options, if at any time during the last six months of the term of any option granted under the Incentive Plan, the optionee is precluded from selling shares of Common Stock underlying such option solely because of the application to such optionee of the Company's "Policy Regarding Confidential Information" (or similar successor policy), the term of such option is extended by six months beginning with the first day such optionee is no longer so precluded.

            Restricted shares under the Incentive Plan may be awarded on such terms and conditions as the Board of Directors may approve. Subject to the terms of the Incentive Plan, the Board of Directors shall determine the number of restricted shares to be awarded to each recipient and different terms and conditions may be imposed on awards of restricted shares to the same or different recipients. The Board of Directors also may require a recipient to remain in the employment or service (including service as an Outside Director, advisor or consultant) of the Company or any affiliate of the Company, for a specified minimum period of time, or else forfeit all or a portion of such restricted shares.

            All Awards immediately become exercisable in full, in the case of options, or fully vested and no longer subject to any forfeiture (unless otherwise provided in the applicable award agreement), in the case of restricted shares, (i) upon any merger or consolidation of the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership; (ii) upon any transfer of all or substantially all of the business and/or assets of the Company, or assets representing over 50% of the operating revenue of the Company; or (iii) at such time as any person who was not, on April 21, 1995, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company ("Controlling Person") becomes either (x) the beneficial owner of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person.

            Under the Incentive Plan, each Outside Director is automatically granted (i) on the date the Outside Director is first elected to the Board, non-statutory options to purchase up to 20,000 shares of Common Stock and (ii) on the date of each annual meeting of the Company's stockholders at which the Outside Director is re-elected to the Board, non-statutory options to purchase up to 5,000 shares of Common Stock. An Outside Director serving as Chairman of the Board is additionally granted (x) on the date he is first elected by the Board of Directors to serve as Chairman, non-statutory options to purchase up to 5,000 shares of Common Stock and (y) on each date following such Chairman's re-election as Chairman, non-statutory options to purchase up to 7,000 shares of Common Stock. Each option granted to an Outside Director is exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the Incentive Plan) and becomes exercisable over a three-year period (50% after the first anniversary of the date of grant and an additional 25% after each of the second and third anniversaries of the date of grant).

Federal Income Tax Consequences

Stock Options

            There are no federal income tax consequences to an optionee by reason of the grant of an incentive stock option under the Incentive Plan. No income or gain must be recognized upon the exercise of an incentive stock option unless the option holder (i) is subject to the alternative minimum tax, (ii) is utilizing the net issuance method of exercising his incentive stock options or
(iii) has ceased to be an employee for more than three (3) months before the date of exercise. However, income or gain must be recognized upon the disposition of shares obtained upon exercise of an incentive stock option. If the shares are held for at least two years from the date of grant of the option and one year from the date of issuance, any gain recognized on disposition of the shares would generally be treated as a long-term capital gain for federal income tax purposes. However, if the shares are disposed of within the periods described in the preceding sentence (a "disqualifying disposition"), in general, the option holder would recognize ordinary income upon such disposition equal to the excess, if any, of (i) the lesser of (A) the fair market value of the shares on the date of exercise and (B) the amount received by the option holder from such disposition, over (ii) the exercise price. Currently, the federal maximum tax rate imposed on net capital gain with respect to individuals is 28 percent (20 percent for most capital assets held for over 12 months), while the federal maximum ordinary income tax rate with respect to individuals is 39.6 percent. Net capital gain means the excess of net long-term capital gain over net short-term capital loss, if any. The Company will generally not be entitled to take an income tax deduction upon the grant or exercise of an incentive stock option, but will be entitled to a business deduction with respect to any income recognized by an option holder upon a disqualifying disposition (provided the Company satisfies certain reporting requirements).

            There are no federal income tax consequences to an optionee by reason of the grant of a non-statutory stock option under the Incentive Plan. Taxable ordinary income will normally be recognized by an optionee upon the exercise of a non-statutory stock option in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to a business deduction in the amount of the ordinary income recognized by the optionee, provided the Company satisfies certain reporting requirements. Upon disposition of such shares the optionee will generally recognize a capital gain or loss in an amount equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. The Company will not realize any tax consequences as a result of the disposition of shares acquired upon exercise of a non-statutory stock option.

            If an option holder utilizes the net issuance method to exercise either an incentive stock option or a non-statutory stock option, in addition to any federal income tax consequences described above, such holder would recognize ordinary income equal to the consideration received or deemed received by the holder with respect to the stock options surrendered to the Company in order to pay for such exercise. If an option holder pays the exercise price in Common Stock, special rules would apply which could affect such holder's basis in, and holding period of, the shares acquired upon exercise, and, consequently, the amount and character of the gain or loss recognized by the option holder upon subsequent disposition of such shares.

Restricted Shares

            Generally, there will be no federal income tax consequences to either the Company or a recipient upon the award of restricted shares under the Incentive Plan which are not vested and are subject to forfeiture. A recipient will recognize compensation income, for federal income tax purposes, to the extent that any of the restricted shares are no longer subject to forfeiture, in an amount equal to the fair market value of the shares that unconditionally vest at such time less the amount paid (if any) by the recipient for such shares. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient provided the Company meets certain reporting requirements. The Company may claim this deduction in its tax year ending with, or immediately after, the end of the recipient's tax year in which the recipient recognized such income. To accelerate the timing of the tax event to the recipient, a recipient who is awarded restricted shares may elect to recognize ordinary income in the taxable year in which the restricted shares are awarded, in an amount equal to the fair market value of the restricted shares received (even if such restricted shares are subject to forfeiture) less the amount paid (if any) by the recipient for such restricted shares. For purposes of this election, fair market value will be determined as of the date the restricted share award is made.

Section 162(m)

            Under Section 162(m) of the Code and regulations thereunder, no federal income tax deduction by a publicly-held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million. Section 162(m) excludes "performance based" compensation from its deductibility limits. Compensation realized upon the exercise of stock options is considered "performance based" if, among other requirements, the plan pursuant to which the options are granted has been approved by the sponsoring company's stockholders, if it has a limit on the total number of shares that may be covered by options issuable to any plan participant in any given period and if the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant. The Incentive Plan meets these requirements. Restricted shares awarded under the Incentive Plan will not be deemed to be "performance based" compensation and therefore will not be excluded from the Section 162(m) deductibility limits.

New Plan Benefits Table

            The following table sets forth the number of restricted shares of Common Stock that the Board has awarded to the Named Executive Officers (as such term is defined under the "Executive Compensation" section of this Proxy Statement) from the shares authorized for issuance under the Incentive Plan.

                                                          Dollar     Number of
Name and Position                                        Value($)      Shares
-----------------                                        --------      ------
William P. Moffitt
  President and Chief Executive Officer ..........     $2,218,750        250,000

Roger J. Mason
  Vice President of Finance, Chief Financial
  Officer and Treasurer ..........................       $177,500         20,000

Michael Zelin
  Senior Vice President ..........................       $177,500         20,000

Noah J. Kroloff
  Vice President of Business
  Development and  Strategy ......................       $177,500         20,000

                                  PROPOSAL III

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

            Subject to stockholder ratification, the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent accountants to audit the Company's financial statements for 1999. If the stockholders do not ratify this appointment, the appointment will be reconsidered by the Board of Directors.

            PricewaterhouseCoopers LLP has audited the Company's financial statements since the inception of the Company. Services provided by PricewaterhouseCoopers LLP for the year ended December 31, 1998 included: audit of the Company's financial statements, review of the Company's filings with the Securities and Exchange Commission, and consultation on matters related to accounting, taxation and financial reporting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 1999 Annual Meeting of Stockholders, at which they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                          VOTE "FOR" SUCH RATIFICATION

                                 OTHER BUSINESS

            The Board of Directors does not intend to present to the meeting any business other than the matters described in this proxy statement. If any other matter is presented to the meeting which under applicable proxy regulations need not be included in this proxy statement or of which the Board of Directors did not know a reasonable time before this solicitation would be presented, the persons named in the accompanying proxy will vote proxies with respect to such matter in accordance with their best judgment.

                          COMPENSATION COMMITTEE REPORT

Dear Stockholders:

            Responsibility for determining compensation of the Company's executive officers for services rendered during 1998 rested with the Company's Board of Directors, which in making its decisions relied in part upon the recommendations of the Compensation Committee. The Compensation Committee currently consists of three outside directors -- Dr. Buchanan and Messrs. Chubb and Sterling. (Mr. Chubb was elected to the Committee in March 1999.) The Committee met eleven times during 1998.

            In determining the compensation of the Company's executive officers, the Board has adopted a compensation strategy which seeks to attract and retain executives of high caliber who are capable of leading the Company in a complex, competitive and changing industry, by rewarding superior performance and emphasizing equity participation in order to align the interests of Company management with those of its stockholders. The principal components of the Company's executive officers' compensation are salary, annual incentive bonuses (cash and stock options) and a long-term incentive component (stock options). Salaries of the Company's executive officers are set at levels intended to be competitive with salaries for executives with comparable responsibilities at comparable companies. Stock option grants and cash bonuses are employed to enhance the competitiveness of compensation packages, to reward outstanding performance and to provide incentive for reaching further performance goals. When it deems it appropriate, the Board employs compensation consultants to assist it in designing the components of the Company's executive officer compensation packages and in determining the competitiveness of such packages.

            In 1997, the Board established an annual incentive program ("AIP"), pursuant to which stock option grants and cash bonuses for all of the Company's employees, including executive officers, are awarded based on certain quantitative and/or qualitative criteria, some of which relate to Company performance and others of which relate to the performance of the individual employee and/or the performance of functional units. The Company performance criteria are selected at the beginning of each fiscal year of the Company by the Board, based on recommendations made by the Compensation Committee. Awards under the AIP to the Company's Chief Executive Officer and Chief Technology Officer are based solely on the Company performance criteria. Individual and functional unit performance criteria are set by the Company's management, who also evaluate performance against such criteria. In the case of executive officers subject to such individual and functional unit performance criteria, both the criteria themselves and the performance of such officers against the applicable criteria are reviewed with the Compensation Committee and the Board. The Company performance criteria under the AIP in 1997 included quantitative criteria such as improvements in revenues and gross margin, reduction in operating loss and improvements in expense and cash management, and qualitative criteria such as success in raising the working capital necessary to implement the Company's strategic objectives. In 1998, cash and stock options were awarded to substantially all of the Company's employees, including the Company's executive officers, to recognize and reward 1997 performance under the AIP.

            In 1997, the Board also established a long-term incentive program ("LTIP"), pursuant to which stock option grants may be awarded to all of the Company's employees, including executive officers, at the beginning of each fiscal year, in order to tie a significant portion of the employees' long-term compensation to the continued growth of the Company and appreciation in the Company's Common Stock. In 1998, stock options were awarded to all of the Company's employees, including executive officers, under the LTIP.

            With respect to the compensation of Mr. Moffitt, the Company's President and Chief Executive Officer, his 1998 base salary was set at $335,000, which was the same as his base salary in 1997. In lieu of an increase in salary, upon the recommendation of the Committee, the Board granted Mr. Moffitt stock options to purchase up to 1,400 shares of the Company's Common Stock, exercisable at $ 16.75 per share. In setting his 1998 salary, including recommending the grant of stock options, the Committee considered Mr. Moffitt's contributions to the Company's progress during 1997. However, the Committee also determined that Mr. Moffitt's base salary already was competitive with salaries for officers at Mr. Moffitt's level at comparable companies.

            In January 1998, the Company entered into a five-year employment agreement with Mr. Moffitt under which, among other things, the Board granted Mr. Moffitt stock options to purchase up to 200,000 shares of the Company's Common Stock, exercisable at $16.75 per share. Those options were intended to serve as an incentive for Mr. Moffitt, as the Company's Chief Executive Officer, to build shareholder value over the term of the agreement. Accordingly, the options are not exercisable until January 2003, except in certain circumstances involving the cessation of Mr. Moffitt's employment with the Company or a change in control of the Company, as described elsewhere in this Proxy Statement.

            In 1998, in connection with the Company's 1997 performance, Mr. Moffitt also was awarded by the Board, under the AIP, a cash bonus of $52,260 and stock options to purchase up to 23,920 shares of the Company's Common Stock, exercisable at $16.75 per share. These awards were based solely on the Company performance criteria described above, as measured by specific targets and performance objectives, and the Committee concluded that the Company had met or exceeded a substantial portion of such targets and objectives. Mr. Moffitt also was awarded, in 1998, options to purchase up to 22,500 shares of the Company's Common Stock under the LTIP, exercisable at $16.75 per share.

            In late 1998, the Committee retained consultants to review the Company's compensation structure in light of certain developments and objectives. Among other things, the Company's stock price had declined to the point where most of the stock options held by employees had exercise prices far above such price, and the Company had just concluded a major strategic alliance with Abbott Laboratories. Because the Company historically has placed great emphasis on equity as a component of employee compensation, a result of the foregoing is that the Company was no longer being viewed by its employees as providing competitive compensation, and the Company lacked effective means with which to align the interests of its employees with its new strategic direction. In early 1999, based in part upon the recommendations of the compensation consultants, the Committee and the Board took several steps to address these issues. Included among these was the award to Mr. Moffitt, under the Incentive Plan, of 250,000 restricted shares of Common Stock. Of these, 200,000 shares are subject to forfeiture if, prior to February 2002, Mr. Moffitt ceases to be employed by the Company (except in certain limited circumstances). In addition, subject to certain exceptions, Mr. Moffitt will be made whole by the Company for income taxes payable by him resulting from this award. The principal terms and conditions of this award are described elsewhere in this Proxy Statement. At the time of this award, the market price of the Company's Common Stock was approximately $8.88 per share.

            Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder, no federal income tax deduction by a publicly-held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million.
Section 162(m) excludes "performance based" compensation from its deductibility limits. The compensation realized upon the exercise of stock options is considered "performance based" if, among other requirements, the plan pursuant to which the options are granted has been approved by the Company's stockholders and has a limit on the total number of shares that may be covered by options issuable to any plan participant in any twelve-month period. Stock options currently held by Company employees, including executive officers, were granted under both the Company's 1985 Stock Option Plan, which does not comply with such requirements, and the Company's Equity Incentive Plan (formerly the 1998 Stock Option Plan), which does. The limitations of Section 162(m) did not affect the deductibility of compensation paid by the Company in 1998. However, the Section 162(m) limitations will affect the deductibility of Mr. Moffitt's 1999 compensation because of the restricted share award described above. While the Company does not expect the Section 162(m) limitations to affect the deductibility of any other employee's compensation during 1999, if there is a substantial increase in the market price of the Common Stock, such expectations could be impacted by the exercise by certain executive officers of a substantial number of their currently outstanding stock options.

            The Compensation Committee believes that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy. This is especially true while the Company remains in the development stage and continues to generate operating losses, or has net operating loss carryforwards available to be applied against its taxable income. Nevertheless, the Compensation Committee intends to continue to evaluate the Company's compensation programs in light of the Section 162(m) requirements.

                           THE COMPENSATION COMMITTEE

J. Robert Buchanan               Stephen D. Chubb            Lionel N. Sterling
(Chairman of the Board of
Directors; Committee Chair)

                             EXECUTIVE COMPENSATION

            The following tables show for the periods indicated the compensation paid to, or accrued for the benefit of, the Company's Chief Executive Officer and each other executive officer of the Company whose aggregate remuneration exceeded $100,000 for services rendered to the Company during the year ended December 31, 1998 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                                Long Term
                                                                                                Compensation
                                              Annual Compensation                               Awards
                                     -------------------------------------------------   -------------------------
                                                                           Other Annual  Restricted     Securities     All Other
                                                  Salary      Bonus        Compensation  Stock          Underlying     Compen-
Name and Principal Position          Year          ($)         ($)              ($)      Awards($)(1)   Options (#)    sation
---------------------------          ----       --------     -------       -----------   ------------   -----------    ------
William P. Moffitt, President and    1998       $335,000    $ 47,285(3)         --           --          47,820(2)    $    432(4)
Chief Executive Officer                                                                                 200,000(10)   $  9,862(11)
                                     1997       $335,000    $ 52,260(3)         --           --          46,420(4)    $    432(4)
                                     1996       $325,000    $ 36,563(3)         --           --          11,250(2)    $    432(4)

Imants R. Lauks, Executive Vice      1998       $250,000    $ 27,171(3)         --           --          37,770(2)    $    261(4)
President and Chief Technology                                                                                        $875,631(12)
Officer                              1997       $250,000    $ 39,000(3)         --           --          36,720(2)    $244,150(12)
                                                                                                                      $    261(4)
                                     1996       $235,000    $ 26,438(3)         --           --          11,250(2)    $193,993(5)

Roger J. Mason, Vice President of    1998       $235,000    $ 27,642(3)         --           --          22,440(2)    $    261(4)
Finance, Chief Financial Officer     1997       $235,000    $ 33,605(3)         --           --          21,440(2)    $    261(4)
and Treasurer(6)                     1996       $119,423    $ 10,547(3)         --           --           5,625(2)    $    131(4)
                                                            $ 30,000(7)         --           --          65,000(7)

Michael Zelin,                       1998       $178,000    $ 25,125(3)         --           --          21,670(2)    $     99(4)
Senior Vice President                1997       $178,000    $ 24,297(3)         --           --          20,920(2)    $     99(4)
                                     1996       $160,000    $ 18,000(3)         --           --           3,000(2)    $     99(4)

Noah J. Kroloff,                     1998       $147,500    $ 20,820(3)         --           --          12,555(2)    $     99(4)
Vice President of Business           1997       $147,500    $ 18,255(3)         --           --          11,930(2)    $     99(4)
Development and Strategy             1996       $140,000    $ 14,438(3)         --           --           2,475(2)    $     81(4)

Patricia A. Hennessey,               1998       $161,000    $ 18,938(3)         --           --          12,605(2)    $    261(4)
Vice President of Sales and          1997       $161,000    $ 19,925(3)         --           --          11,930(2)    $    153(4)
Marketing(8)                         1996       $155,000    $ 11,625(3)         --           --           1,800(2)    $ 10,982(9)

----------

(1) The Company did not award any restricted stock or stock appreciation rights to the Named Executive Officers or make any long-term incentive plan payouts in 1998.
(2) Represents shares of Common Stock issuable upon exercise of stock options awarded pursuant to the Company's Annual Incentive Program, Long-Term Incentive Program or in lieu of a salary increase.
(3) Represents cash bonus awarded in respect of the year noted but not actually received or granted until the subsequent year.
(4)   Represents amounts paid by the Company for life insurance premiums.
(5) Represents $153 paid by the Company for life insurance premiums and $193,840 paid by the Company under an expatriate program maintained by the Company for certain employees located outside the U.S. during any portion of the year. The expatriate program provides assistance for, among other things, foreign taxes, housing, cost of living adjustments and periodic trips home for family members.
(6)   Mr. Mason commenced employment with the Company in July 1996.
(7) Represents a sign-on bonus which this executive officer was awarded upon joining the Company.
(8) Ms. Hennessey resigned her employment with the Company as of March 1, 1999.
(9) Represents $10,829 paid as a tax gross-up in connection with payments made to Ms. Hennessey in 1995 for relocation and $153 paid by the Company for life insurance premiums.
(10)  Represents option awarded pursuant to employment contract.
(11)  Represents payment for leased automobile.
(12) Represents amounts paid by the Company under the expatriate program referred to in footnote 5 above.

                   Table of Option Grants in Last Fiscal Year

                                                                                           Potential Realizable Value at
                                                                                           Assumed Rates of Stock Price
                                                     Individual Grants                     Appreciation for Option Term(1)
                                          --------------------------------------           -------------------------------

                                          % of Total
                                          Options Granted    Exercise or
                           Options        to Employees in    Base Price      Expiration
Name                       Granted(2)(#)  Fiscal Year        ($/Sh)            Date             5%($)           10%($)
----                       -------------  -----------        ------          ----------         -----           ------
William P. Moffitt        22,500(3)           2.89%          $16.750         1/23/08       $  613,929.38     $  977,613.75
                          23,920(4)           3.07%          $16.750         1/23/08       $  652,675.14     $1,039,312.04
                           1,400(5)           0.18%          $16.750         1/23/08       $   38,200.05     $   60,829.30
                         200,000(6)          25.69%          $16.750         1/23/08       $5,457,150.00     $8,689,900.00

Imants R. Lauks           18,000(3)           2.31%          $16.750         1/23/08       $  491,143.50     $  782,091.00
                          18,720(4)           2.40%          $16.750         1/23/08       $  510,789.24     $  813,374.64
                           1,050(5)           0.13%          $16.750         1/23/08       $   28,650.04     $   45,621.98

Roger J. Mason            10,000(3)           1.28%          $16.750         1/23/08       $  272,857.50     $  434,495.00
                          11,440(4)           1.47%          $16.750         1/23/08       $  312,148.98     $  497,062.28
                           1,000(5)           0.13%          $16.750         1/23/08       $   27,285.75     $   43,449.50

Michael Zelin             10,000(3)           1.28%          $16.750         1/23/08       $  272,857.50     $  434,495.00
                          10,920(4)           1.40%          $16.750         1/23/08       $  297,960.39     $  474,468.54
                             750(5)           0.10%          $16.750         1/23/08       $   20,464.31     $   32,587.13

Noah J. Kroloff            6,000(3)           0.77%          $16.750         1/23/08       $  163,714.50     $  260,697.00
                           5,930(4)           0.76%          $16.750         1/23/08       $  161,804.50     $  257,655.54
                             625(5)           0.08%          $16.750         1/23/08       $   17,053.59     $   27,155.94

Patricia A. Hennessey      6,000(3)           0.77%          $16.750         1/23/08       $  163,714.50     $  260,697.00
                           5,930(4)           0.76%          $16.750         1/23/08       $  161,804.50     $  257,655.54
                             675(5)           0.09%          $16.750         1/23/08       $   18,417.88     $   29,328.41

----------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. If the Company's stock price were in fact to appreciate at the assumed 5% or 10% annual rate for the ten year term of these options, a $1,000 investment in the Common Stock of the Company would be worth $1,629 and $2,594, respectively, at the end of the term.
(2) All options were granted under the Company's 1985 Stock Option Plan (the A1985 Plan@) or the Incentive Plan. The exercise prices were based on the fair market value (as determined in accordance with the 1985 Plan or the Incentive Plan, as the case may be) of the shares of Common Stock at the time the options were granted. Payment of the exercise price may be in cash or by any other lawful means authorized by the Board of Directors. Generally, options terminate ten years after the date of grant or within three months following termination of the optionee's employment, whichever occurs earlier.
(3) Represents stock options awarded pursuant to the Company=s Long-Term Incentive Program. Such stock option awards are exercisable seven years from the date of grant and such exercisability may be accelerated if certain Company value performance goals are met.
(4) Such options were awarded in January 1998 pursuant to the Company=s Annual Incentive Program to recognize and reward performance in 1997. Such stock option awards are exercisable over a three year period (50% after the first anniversary of the date of grant and an additional 25% after each of the second and third anniversaries of the date of grant).
(5) Such options were awarded in lieu of cash salary increases for 1998. Such stock options are exercisable over a 3 year period (50% after the first anniversary of the date of grant and an additional 25% after each of the second and third anniversaries of the date of grant).
(6) Such options were awarded in connection with Mr. Moffitt's Employment Agreement dated January 23, 1998. Such options are not exercisable prior to January 2003, at which time they become fully exercisable, except that, in certain circumstances involving the cessation of Mr. Moffit's employment with the Company, in addition to the early exercisability provisions in the 1985 Plan, such options may be exercised with respect to the greater of (i) 100,000 shares of Common Stock or (ii) that number of shares of Common Stock which bears the same proportion to 200,000 shares of Common Stock as the number of days elapsed since the date of the Employment Agreement bears to its term.

                           Option Year-End Value Table

                       (1998 Fiscal Year-End Option Value)

                          Shares                              Number of Securities                  Value of Unexercised
                          Acquired        Value              Underlying Unexercised                In-the-Money Options at
Name                      on Exercise   Realized ($)       Options at Fiscal Year-End              Fiscal Year-End ($)(1)
----                      -----------   ------------     -------------------------------       ---------------------------------
                                                         Exercisable       Unexercisable       Exerciseable        Unexercisable
                                                         -----------       -------------       ------------        -------------
William P. Moffitt        20,675        121,466(2)        233,930               278,756          $     0             $     0

Imants  R.  Lauks         58,020        406,140(2)        238,001                64,206          $     0             $     0

Roger  J.  Mason              --             --            28,813                74,252          $     0             $     0

Michael  Zelin                --             --            52,716                39,073          $     0             $     0

Noah  J.  Kroloff             --             --            59,985                32,495          $     0             $     0

Patricia Hennessey            --             --            44,067                44,067          $     0             $     0

----------
(1) The dollar values have been calculated by determining the difference between the closing price of the securities underlying the options at fiscal year end and the exercise price of the options. The closing price of the Company's Common Stock on December 31, 1998 was $7.50.

(2) This dollar value has been calculated by determining the difference between the closing price of the securities underlying the options on each date of exercise of such options and the exercise price of the options.

            The Company does not have a defined benefit or actuarial pension plan. During 1998, the Company did not have a "long-term incentive plan", and the Company did not make any "long-term incentive awards", as such terms are defined in Item 402 of Regulation S-K. During 1998, none of the Named Executive Officers, except for Dr. Lauks and Mr. Moffitt, exercised any stock options.

Performance Graph

            The following is a line graph comparison of the Company's yearly percentage change in cumulative total stockholder return for the fiscal year ended December 31, 1998, assuming an investment of $100 on January 1, 1994 and dividend reinvestment, with that of the NASDAQ Index and the Company's Index of Comparable Companies, for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended.

                   i-STAT Corporation Stock Price Performance

                                [GRAPHIC OMITTED]

----------
* See Appendix A for the identity of the issuers in the peer group used by the Company for this comparison. These issuers are the companies appearing under the Standard Industrial Classification Code 3845 for electromedical and electrotherapeutic apparatus.

Employment Contracts, Termination of Employment and Change-In-Control
Arrangements

      In January 1998, the Company entered into a five-year employment agreement (the "Employment Agreement") with Mr. Moffitt pursuant to which the Company is obligated to pay Mr. Moffitt an annual salary of $335,000 or such greater amount as the Company's Board of Directors may approve from time to time ("Base Salary"). If the Company's AIP remains in place, the Company is also required to pay Mr. Moffitt an annual bonus for each fiscal year, consisting of between 7.5% to 25% of the Base Salary in cash, and stock options to purchase between 11,500 and 34,500 shares of Common Stock, assuming that the performance criteria set by the Board under the AIP with respect to such year are met or exceeded. Upon termination of Mr. Moffitt's employment in certain circumstances, including Mr. Moffitt's resignation following a Change in Control of the Company (as defined in the Employment Agreement), the Company also is obligated to pay Mr. Moffitt a lump sum payment of up to twice his Base Salary plus a cash bonus equal to 15% of his Base Salary, and in such circumstances, the Company also is obligated to continue certain of Mr. Moffitt's employment benefits for a period of time after termination of his employment. The agreement also provides for reimbursement of Mr. Moffitt for any excise tax imposed by Section 4999 of the Code on any portion of his compensation or benefits payable under the Employment Agreement in connection with a Change in Control and any such excise tax and any other taxes imposed by the Code or under state law on the reimbursement for any such excise taxes. Under the Agreement, Mr. Moffitt also was awarded an option under the Company's 1985 Stock Option Plan (the "1985 Plan") to purchase up to 200,000 shares of Common Stock. Such option is not exercisable prior to January 2003, at which time it becomes fully exercisable, except that, in certain circumstances involving the cessation of Mr. Moffitt's employment with the Company, in addition to the early exercisability provisions in the 1985 Plan described below, such option may be exercised with respect to the greater of (i) 100,000 shares of Common Stock or (ii) that number of shares of Common Stock which bears the same proportion to 200,000 shares of Common Stock as the number of days elapsed since the date of the Agreement bears to its term.

      In February 1999, the Company entered into a stock award agreement (the "Stock Award Agreement") with Mr. Moffitt under which he was awarded 250,000 shares of restricted shares under the Incentive Plan (the "Restricted Shares"). Of the Restricted Shares, 50,000 shares immediately vested. The remaining shares (the "Unvested Shares") will vest at the end of three years, subject to accelerated vesting or forfeiture as described below. The Unvested Shares will vest immediately upon (a) the termination by the Company of Mr. Moffitt's employment without Cause (as defined), (b) the occurrence of a Change in Control of the Company (as defined under the Employment Agreement) or (c) the voluntary resignation of Mr. Moffitt due to a Diminution of Responsibility (as defined). The greater of (a) 100,000 Unvested Shares, and (b) a pro-rata portion of the Unvested Shares (based on the number of days worked between the date of the Stock Award Agreement and the end of its term) will vest upon Mr. Moffitt's death or the termination by the Company of Mr. Moffitt's employment due to his Permanent Disability (as defined) prior to the end of the three-year term of the Stock Award Agreement. The Unvested Shares are subject to immediate forfeiture upon Mr. Moffitt's voluntary resignation or the termination by the Company of Mr. Moffitt's employment for Cause. The Company has agreed to loan (the "Loan") to Mr. Moffitt, from time to time, an amount equal to the federal, state and local income taxes payable by Mr. Moffitt in connection with the award of the Restricted Shares. The Loan bears interest annually at the minimum applicable federal rate and is required to be repaid over a three-year period. One-third of the Loan will be forgiven by the Company on each anniversary of the Loan so long as Mr. Moffitt remains employed by the Company. The forgiveness of the Loan is subject to acceleration under the same circumstances that the vesting of the Unvested Shares will be accelerated (except that the Loan will be forgiven upon the termination of Mr. Moffitt's employment due to death or Permanent Disability). The Loan is payable by Mr. Moffitt prior to maturity within 180 days after his voluntary resignation from the Company or the termination of his employment by the Company for Cause. The Company also has agreed to make additional payments to Mr. Moffitt to the extent he incurs any additional federal, state or local income taxes in connection with the forgiveness of the Loan or to the extent he faces any other tax liability as a result of the award of the Restricted Shares. Mr. Moffitt is required to pay to the Company any after-tax profits realized in connection with his exercise of certain designated stock options and the sale of the Common Stock underlying such options, up to the total amount of the Loan, whether or not forgiven.

            In July 1996, Mr. Mason entered into an agreement with the Company pursuant to which, upon Mr. Mason's termination by the Company for any reason other than due cause (as defined in the agreement), the Company is obligated to pay Mr. Mason's salary and continue to make health and dental benefits contributions for a term of up to nine months if Mr. Mason has not found employment or commenced self-employment prior to then. Any such continuing salary payments shall be reduced to the extent Mr. Mason receives, during the nine-month period, any payments under the Company's disability insurance coverage.

            In April 1994, Mr. Kroloff entered into an agreement with the Company pursuant to which, upon termination of Mr. Kroloff's employment by the Company for any reason other than gross misconduct or cause, the Company is obligated to continue to pay Mr. Kroloff's salary for four months, with such compensation continuing for up to a total of eight months if Mr. Kroloff has not found employment or commenced self-employment prior to the expiration of the first four months.

            Pursuant to the 1985 Plan and the Incentive Plan, all Awards immediately become exercisable in full, in the case of options, or fully vested and no longer subject to any forfeiture (unless otherwise provided in the applicable award agreement) in the case of restricted shares, (i) upon any merger or consolidation of the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership; (ii) upon the transfer of all or substantially all of the business and/or assets of the Company, or assets representing over 50% of the Company's operating revenue of the Company; or (iii) if any person who was not, on April 21, 1995, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) ("Controlling Person") becomes either (x) the beneficial owner of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information with respect to beneficial ownership of the Company's voting stock as of April 15, 1999, by each of the Named Executive Officers, all current directors, and all current directors and Named Executive Officers as a group, and each person known by the Company to be the beneficial owner of more than five percent of the Company's voting stock, except as qualified by the information set forth in the notes to this table:

                                                             Shares
                                                          Beneficially    Percentage
Name                                                        Owned (1)       Owned (2)
----                                                      ------------    ----------
Hewlett-Packard Company (3) .........................      2,138,702           12.2%
  3000 Hanover Street
  Palo Alto, CA 94304

Abbott Laboratories .................................      2,000,000           11.5%
  100 Abbott Park Road
 Abbott Park, IL 60064

FMR Corp. (4) .......................................      1,103,800            6.3%
  82 Devonshire Street
  Boston, MA 02109

J. Robert Buchanan (5) ..............................         22,500              *
Stephen D. Chubb (6) ................................          2,000              *
Richard Hodgson (7) .................................         53,652              *
Imants R. Lauks (8) .................................        318,197            1.8%
Roger J. Mason (9) ..................................         56,439              *
William P. Moffitt (10) .............................        527,585            3.0%
Lionel N. Sterling (11) .............................        120,993              *
Patricia A. Hennessey (12) ..........................         62,154              *
Noah J. Kroloff (13) ................................         96,586              *
Michael Zelin (14) ..................................        108,934              *

All current directors and executive officers as
 a group (10 persons) (15) ..........................      1,306,886           7.48%

----------
*     Less than one percent.

      (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days, by June 14, 1999, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them.

      (2) The shares of Series B Stock are entitled to one vote per share on all matters on which the Common Stock may vote and, except for certain matters affecting the Series B Stock, do not vote as a separate class. Accordingly, the "Percentage Owned" calculations are based on the outstanding shares of Common Stock and the outstanding shares of Series B Stock, each as of April 15, 1999.

      (3) Represents 2,138,702 shares of Series B Stock which are convertible into Common Stock at the option of Hewlett-Packard Company ("HP") at any time. The terms of the Series B Stock, including certain voting arrangements pertaining thereto, are described under "Certain Transactions."

      (4) Pursuant to Schedule 13G/A of FMR Corp., dated February 12, 1999, securities reported as being beneficially owned by FMR Corp. consist of 1,103,800 shares beneficially owned by its subsidiary, Fidelity Management & Research Company ("Fidelity"), as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson, 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity, and the funds each has sole investment power but the Funds' Boards of Trustees have sole voting power over such shares. The ownership of one investment company, Fidelity Advisor Strategic Opportunities Fund, consists of 834,700 shares or 5.47% of the Common Stock outstanding.

      (5) Consists of 22,500 shares which Dr. Buchanan has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 9,500 shares which Dr. Buchanan has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (6) Does not include 20,000 shares which Mr. Chubb has the right to acquire upon the exercise of options under the Incentive Plan which are not exercisable within 60 days.

      (7) Consists of 41,152 shares held by Mr. Hodgson and 12,500 shares which Mr. Hodgson has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 4,500 shares which Mr. Hodgson has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (8) Consists of 58,020 shares held by Dr. Lauks, 6,666 shares held by Dr. Lauks' daughter and 253,511 shares which Dr. Lauks has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Dr. Lauks disclaims beneficial ownership of the shares held by his daughter. Does not include 83,634 shares which Dr. Lauks has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (9) Consists of 20,000 shares held by Mr. Mason and 36,439 shares which Mr. Mason has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 86,036 shares which Mr. Mason has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (10) Consists of 275,371 shares held by Mr. Moffitt and 252,214 shares which Mr. Moffitt has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 304,615 shares which Mr. Moffitt has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (11) Consists of 108,493 total shares that Mr. Sterling has the right to acquire on an equal one-third basis from each of John Whitehead, Peter Whitehead and Susan Whitehead, and 12,500 shares which Mr. Sterling has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 4,500 shares which Mr. Sterling has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (12) Consists of 1,000 shares held by Ms. Hennessey and 61,154 shares which Ms. Hennessey has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include

            39,397 shares which Ms. Hennessey has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (13) Consists of 20,000 shares held by Mr. Kroloff and 76,586 shares which Mr. Kroloff has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 28,669 shares which Mr. Kroloff has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (14) Consists of 48,929 shares held by Mr. Zelin and 60,005 shares which Mr. Zelin has the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 53,076 shares which Mr. Zelin has the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

      (15) Includes 726,255 shares which such officers and directors have the right to acquire upon the exercise of options under the 1985 and Incentive Plans. Does not include 594,530 shares which such officers and directors have the right to acquire upon the exercise of options under the 1985 and Incentive Plans which are not exercisable within 60 days.

                              CERTAIN TRANSACTIONS

Abbott Laboratories

            On September 2, 1998, the Company and Abbott entered into agreements (the "Alliance Agreements") providing for a long-term sales, marketing and research alliance. The Alliance Agreements comprise a Distribution Agreement, a Research Agreement, a Stock Purchase Agreement, a Standstill Agreement and a Registration Rights Agreement.

            Under the Distribution Agreement, Abbott will become, subject to the existing rights of the Company's other international distributors, the exclusive worldwide distributor of the Company's hand-held blood analyzer products (including cartridges) and any new products the Company may develop for use in the professionally attended human healthcare delivery market. Abbott will assume the Company's current product sales to U.S. customers (the "Base Business") at no profit to Abbott, and the Company and Abbott will share in the incremental profits derived from product sales beyond the Base Business. Abbott will prepay to the Company a total of $25,000,000 during the first three years of the Distribution Agreement, as guaranteed future incremental product sales. Such prepayments will be repaid by the Company to Abbott as a credit against actual incremental product sales. The initial prepayments of $5,000,000 and $4,000,000 were received in September 1998 and January 1999, respectively. Distribution under the Distribution Agreement commenced in the United States on November 1, 1998. A subsequent international rollout is planned.

            The Distribution Agreement expires on December 31, 2003, subject to automatic extensions for additional one-year periods unless either party provides the other with at least 12 months prior written notice, except that the Company may terminate the Distribution Agreement after December 31, 2001 if Abbott fails to achieve a three-year milestone minimum growth rate in sales of the Company's products covered by the Distribution Agreement. If the Distribution Agreement is terminated, other than (i) by the Company for cause or for Abbott's failure to achieve the minimum growth rate; or (ii) by Abbott if Abbott delivers the requisite notice terminating the Distribution Agreement after the initial term, then, the Company will be obligated to pay to Abbott a one-time termination fee calculated to compensate Abbott for a portion of its costs in undertaking the distribution relationship, and residual payments for five years following termination based on a percentage of Abbott's net sales of the Company's products during the final twelve months of the Distribution Agreement. In the event that such termination occurs within the first three years of the Distribution Agreement, the Company also must refund to Abbott any prepayments made and not yet credited to Abbott at the time of such termination.

            Under the terms of the Research Agreement, the Company will conduct research and will develop products primarily to be commercialized by Abbott. Such research and development will be funded by Abbott and Abbott will have exclusive worldwide commercialization rights to the products developed under the Research Agreement subject to certain limitations. The parties have identified two initial projects to pursue under the Research Agreement, including the research and development of tests useful in the diagnosis and treatment of myocardial infarction and coronary artery disease. The Company and Abbott will jointly own the intellectual property which is developed during the course of work performed under the Research Agreement. The Research Agreement terminates upon expiration or termination of the Distribution Agreement, unless earlier terminated as provided therein. Upon such expiration or earlier termination, both the Company and Abbott will be permitted to distribute the products developed under the Research Agreement in the territory covered by the Distribution Agreement.

            Under the Stock Purchase Agreement, Abbott purchased 2,000,000 shares (the "Purchased Shares") of the Company's Common Stock, at a price of $11.35 per share, resulting in net proceeds of $20,641,000. The Purchased Shares represent approximately 11.5% of the outstanding voting securities of the Company. The Stock Purchase Agreement, together with the Registration Rights Agreement, contains certain terms and conditions pertaining to the voting and transfer of the Purchased Shares.

            The Standstill Agreement provides for limitations on Abbott's ability to purchase the Company's Common Stock or to propose any merger or business combination with the Company or purchase of a material portion of the Company's assets.

            The foregoing description of the Alliance Agreements is qualified in its entirety by reference to the actual text of such agreements, copies of which were filed with the Securities and Exchange Commission as exhibits to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998.

Hewlett-Packard Company

            On June 23, 1995, the Company and HP entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") whereby HP purchased 2,138,702 shares of Series B Stock at a price of $28.50 per share, for a total purchase price of $60,953,007. At the closing of the Stock Purchase Agreement, the Company and HP entered into a Registration Rights Agreement (the "Registration Rights Agreement"), a License Agreement (the "License Agreement") and a Distribution Agreement (the "Distribution Agreement" and collectively with the Stock Purchase Agreement, the "i-STAT/HP Agreements").

            Under the Stock Purchase Agreement, as long as HP holds at least 10% but less than 20% of the Company's voting stock, the Company must nominate an individual designated by HP who is reasonably acceptable to the Company for election to the Company's Board of Directors. If and when HP holds 20% or more of the Company's voting stock, the Company's nomination obligation will extend to two designees of HP. The Stock Purchase Agreement contains certain limitations on the manner in which HP may vote voting stock of the Company held by it. HP has not designated a nominee for election to the Company's Board of Directors at the 1999 Annual Meeting of Stockholders.

            Under the Stock Purchase Agreement, HP may not, without the prior approval of the Company, beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) more than 25% of the Company's outstanding voting securities until the earlier of five years from June 26, 1995 or the occurrence of certain actions or inactions by the Company or certain events affecting the Company. HP has a limited right of first negotiation with respect to certain proposed sales of stock by the Company and other significant transactions (such as a sale of all or substantially all of the Company's assets). In certain circumstances not involving a public sale, the Company has a right of first refusal with respect to sales by HP of Company voting stock. There are certain other restrictions on the manner and timing of proposed dispositions by HP of voting securities of the Company. In certain circumstances, if the issuance of voting stock by the Company to a third party causes HP's ownership percentage of the Company's then outstanding voting stock to be reduced, HP has the right to purchase additional voting stock from the Company on the same terms as offered to such third party, in order to restore HP's ownership percentage to the level of ownership immediately prior to such issuance. The Series B Stock is convertible into shares of Common Stock at the option of HP at any time, and at the option of the Company at any time after the earlier of July 28, 2000 and such time as HP holds less than five percent (5%) of the then outstanding voting securities of the Company. In addition, the Series B Stock must be converted into Common Stock prior to transfer.

            The Stock Purchase Agreement terminates when HP holds less than one million shares of the Company's voting stock. However, the prohibition on ownership by HP of more than 25% of the Company's voting stock will remain in effect in accordance with its terms.

            The Series B Stock purchased by HP generally is entitled to receive dividends on an equivalent basis as the Common Stock. Such dividend rights will not be cumulative or accrue unless declared by the Company's Board of Directors. The Series B Stock carries a preference of $28.50 per share in the event of any liquidation, dissolution or winding up of the Company, is entitled to one vote per share on all matters on which the Common Stock may vote and, except for certain matters affecting the Series B Stock, does not vote as a separate class.

            Under the Registration Rights Agreement and subject to conditions and limitations set forth therein, including "floors" on the number and market value of the shares sought to be registered and limitations on the timing of such registrations, the Company agreed to register with the Securities and Exchange Commission for public sale the shares issuable upon conversion of the Series B Stock. HP's registration rights will survive the termination of the Stock Purchase Agreement.

            Under the Distribution Agreement, HP has the right to distribute the Company's products in Europe, Africa, the Middle East and the former Soviet block countries. Under the License Agreement, HP has a perpetual, worldwide license under certain of the Company's intellectual property to develop and distribute a blood analyzer (an "Integrated Analyzer") that will be integrated with a patient monitor, ventilator or anesthesia gas machine. HP has no license to lease or sell Integrated Analyzers outside the field of professionally attended human healthcare institutions. The license does not include the right to make, use or sell the Company's cartridges and will be subject to the payment of royalties. In addition, if the Company grants to any third party a license to make and distribute Integrated Analyzers on royalty terms more favorable to the third party than under the License Agreement, then HP's royalty obligations generally will be adjusted to such third party's rates. The License Agreement is scheduled to expire generally at the time of expiration of the Company's last-to-expire patent covering the licensed technology.

            In August 1997, the Company signed an agreement with HP to supply electromechanical components to HP for use in the HP Integrated Analyzer. This electromechanical mechanism is substantially equivalent to the mechanism used in the Company's portable hand-held analyzer. The initial term is one year and is subject to yearly extensions.

            The foregoing description of the i-STAT/HP Agreements is qualified in its entirety by reference to the actual text of such agreements, copies of which were filed with the Securities and Exchange Commission as exhibits to the Company's Report on Form 8-K dated July 10, 1995 and amended on September 11, 1995.

                             STOCKHOLDER INFORMATION

            ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, BY WRITTEN REQUEST ADDRESSED TO i- STAT CORPORATION, 104 WINDSOR CENTER DRIVE, EAST WINDSOR, NEW JERSEY 08520, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                          FUTURE STOCKHOLDER PROPOSALS

            The Company must receive at its principal office before December 23, 1999, any proposal which a stockholder wishes to submit for the 2000 Annual Meeting of Stockholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that meeting.


                                                   Esteban A. Ferrer
                                                   Secretary

May 6, 1999

                                          Appendix A

                     Identity of Issuers Used in Peer Group

Acuson Corp.
American Dental Tech. Inc.
Applied Biometrics Inc.
Aradigm Corporation
Arrhythmia Research
  Technology Inc.
Arthrocare Corp.
Autonomous Technologies
Bio-Logic Systems Corp.
Biocontrol Technology
Biofield Corporation
Cambridge Heart Inc.
Candela Corp.
Caprius Inc.
Cardiac Pathways Corp.
Cardiodynamics Intl. Corp.
Cardiogenesis Corporation
Cardiothoracic Systems
Cholestech Corporation
Circon Corp.
CNS Inc.
Cognex Corp.
Colorado Medtech Inc.
Computer Motion Inc.
Conmed Corp.
Criticare Systems Inc.
Cryomedical Sciences Inc.
Datascope Corp.
Diametrics Medical Inc.
Dynatronics Corp.
Echocath Inc. CL. A.
EDAP TMS SA ADR
Elbit Medical Imaging
Elscint Ltd.
Embryo Development Corp.
EMPI Inc.
Endocare Inc.
Endosonics Corp.
Escalon Medical Corp.
Everest Medical Corp.
Exogen Inc.
Fonar Corp.
Healthwatch Inc.
Henley Healthcare Inc.
HIE Inc.
Imatron Inc.
Instrumentarium Corp.
Invivo Corporation
Iridex Corp.
Laserscope
Lectec Corp.
Lunar Corp.
Luther Medical Products
Luxtec Corp.
Marquette Medical Sys. A.
Medical Graphics Corp.
Medstone International Inc.
Medtronic Inc.
Neopath Inc.
OEC Medical Systems Inc.
Optomedic Medical Tech.
Pharmanetics Inc.
Photoelectron Corp.
Physiometrix Inc.
PLC Systems Inc.
Premier Laser Systems CLA.
Protocol Systems Inc.
Q-Med Inc.
Rehabilicare Inc.
Rockwell Medical Technologies
Sabratek Corp.
Saint Jude Medical Inc.
Seamed Corp.
Somanetics Corp.
Spacelabs Medical Inc.
Spectranetics Corp.
Spectrascience Inc.
Spectrix Inc.
Surgical Laser Technologies
TLC The Laser Center Inc.
Trimedyne Inc.
Urologix Inc.
Uroquest Medical Corp.
Valley Forge Scientific
Vasomedical Inc.
Vista Medical Tech. Inc.
Visx Inc.
Voxel
World Heart Corp.
Zevex Internationl Inc.
Zoll Medical Corporation

                                   Appendix B

                               i-STAT CORPORATION

                              EQUITY INCENTIVE PLAN

1. Purpose.

            The purpose of this plan (the "Plan") is to secure for i-STAT Corporation (the "Company") and its stockholders the benefits arising from capital stock ownership by employees and members of the Board of Directors of, and consultants and advisors to, the Company and its parent and subsidiary corporations, if any, who are expected to contribute to the Company's future growth and success.

2. Types of Awards and Administration.

            (a) Types of Awards. Awards pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),(ii) non-statutory options which are not intended to meet the requirements of Code Section 422 ("Non- Statutory Stock Options" and, together with Incentive Stock Options, "Options"), or (iii) shares of the Company's Common Stock, par value $.15 per share ("Common Stock"), awarded pursuant to the provisions of Section 8 of the Plan ("Restricted Shares" and, together with "Options", "Awards").

            (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion make Awards and authorize the Company to issue shares of Common Stock pursuant to such Awards, as provided in, and subject to the terms and conditions of, the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective written agreements setting forth the terms and conditions of an Award (each, an "Award Agreement"), to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Award Agreements, which need not be identical, to advance the lapse of any waiting, forfeiture or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. Without limitation of any of the foregoing, the Board of Directors may determine the extent to which any waiting, forfeiture, installment or exercisability period applicable to any Award shall be affected by the cessation of the Award recipient's employment or service with the Company or any Parent Corporation or Subsidiary (each as defined in Section 19 hereof). The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made in good faith under or with respect to the Plan or any Award.

            (c) Delegation of Authority. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") of two or more directors each of whom is a Non-Employee Director (as hereinafter defined), and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. For the purposes of the Plan, a director or member of such Committee shall be deemed to be a "Non- Employee Director" only if such person qualifies as a "Non- Employee Director" within the meaning of paragraph (b)(3) of

Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule.

            (d) Limitation on Options Granted in Any Twelve Months. No individual may be granted, in any twelve-month period, Options under the Plan which are exercisable with respect to more than 200,000 shares of Common Stock.

3. Eligibility.

            Awards shall be made only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, (provided, in the case of Incentive Stock Options, such directors or officers are then also employees of) the Company or any Parent Corporation or Subsidiary. A person who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards if the Board of Directors shall so determine.

4. Stock Subject to Plan.

            Subject to adjustment as provided in Sections 11 and 12 below, the maximum number of shares of Common Stock of the Company which may be issued and sold pursuant to Awards made under the Plan is 2,300,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If either (i) Restricted Shares are forfeited following their award under the Plan, or (ii) Options granted under the Plan are canceled, or expire or terminate for any reason without having been exercised in full, the forfeited Restricted Shares, or the unpurchased shares subject to any such Option, as the case may be, shall again be available for subsequent Awards under the Plan. Restricted Shares, Options and shares of Common Stock issuable upon exercise of Options granted under the Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5. Award Agreements.

            As a condition to the grant of an Award under the Plan, each recipient of an Award shall sign an Award Agreement not inconsistent with the Plan in such form, and providing for such terms and conditions, as the Board of Directors shall determine at the time such Award is authorized to be granted. Such Award Agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein.

6. Options Generally.

            (a) Purchase Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option (hereinafter sometimes referred to as the "exercise price") shall be not less than the fair market value of the Common Stock as determined by the Board of Directors on the date such Option is authorized to be granted. The "fair market value" of the Common Stock on any date (the "Value Date") shall mean (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available, or
(ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the fair market value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the "fair market value" shall be determined in good faith by the Board of Directors.

            (b) Payment of Exercise Price. Payment of the exercise price of an Option shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other options to purchase capital stock of the Company or by any other lawful means. The Company may, in its sole discretion, make loans to an Option holder in an amount equal to all or part of the exercise price of Options held by such Option holder; provided, that the grant of a loan on any occasion to one or more Option holder(s) shall not obligate the Company to grant loans on any other occasion or to such or any other Option holder.

            (c) Option Term. Each Option and all rights thereunder shall expire on such date as the Board of Directors shall determine on the date such Option is authorized to be granted, but in no event may any Option remain in effect after the expiration of ten years from the day on which such Option is granted (or five years in the case of Options described in paragraph (b) of Section 7), and such Option shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, except as provided under or pursuant to the Code with respect to Incentive Stock Options, if at any time during the last six (6) months of the term of any Option granted under the Plan, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such holder of the Company's "Policy Regarding Confidential Information" (or similar successor policy), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Option holder shall no longer be so precluded.

            (d) Exercise of Options. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Award Agreement evidencing such Option; provided, however, that, subject to the exception set forth in paragraph (c) above, (i) no Option granted under the Plan shall have a term in excess of ten years from the date of grant (or five years in the case of Options described in paragraph
(b) of Section 7), and (ii) the periods of time following an Option holder's cessation of employment with the Company or service as an Outside Director (as defined in Section 9 hereof) of or consultant or advisor to the Company, or following an Option holder's death or disability, during which an Option may be exercised, as provided in paragraph (f) below, shall not be included for purposes of determining the number of shares of Common Stock with respect to which such Option may be exercised.

            (e) Rights as a Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

            (f) Effect of Termination of Service. Notwithstanding anything contained in this Plan to the contrary, no Option may be exercised unless, at the time of such exercise, the recipient is, and has been continuously since the date of grant of his or her Option, employed by, or serving as an Outside Director, consultant or advisor to one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the applicable Award Agreement so provides:

                  (i) the Option may be exercised within the period of three months after the date the holder thereof ceases to be employed by or to serve as an Outside Director of or consultant or advisor to any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability;

                  (ii) if the holder thereof dies while in the employ of, or serving as an Outside Director of or consultant or advisor to, the Company, a Parent Corporation or a Subsidiary or within three months after such holder ceases to be such an employee, Outside Director, consultant or advisor, the Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the Award Agreement); and

                  (iii) if the holder thereof becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or serving as an Outside Director of or consultant or advisor to the Company, a Parent Corporation or a Subsidiary, the Option may be exercised within the period of one year after the date such holder ceases to be an employee or Outside Director of, or consultant or advisor to, any of the foregoing entities because of such disability (or within such lesser period as may be specified in the Award Agreement); provided, however, that in no event may any Option be exercised after the expiration date of the Option, except to the extent provided in paragraph (c) above.

            (g) Transfer Restrictions. Except as otherwise approved by the Board of Directors, during the life of the holder thereof an Option shall be exercisable only by or on behalf of such person and no Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

            (h) Other Awards. Awards of Options may be made alone, in addition to or in tandem with Awards of Restricted Shares under the Plan.

7. Incentive Stock Options.

            Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

            (a) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of the grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

            (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

            (i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value thereof at the time of grant; and

            (ii) the exercise period of such Incentive Stock Option shall not exceed five years from the date of grant.

Except as modified by the preceding provisions of this Section 7, all the provisions of the Plan applicable to

Options generally shall be applicable to Incentive Stock Options granted hereunder.

8. Restricted Shares.

            (a) Awards of Shares. Awards of Restricted Shares may be made under the Plan on such terms and conditions as the Board of Directors may from time to time approve. Awards of Restricted Shares may be made alone, in addition to or in tandem with Awards of Options under the Plan. Subject to the terms of the Plan, the Board of Directors shall determine the number of Restricted Shares to be awarded to each recipient and the Board of Directors may impose different terms and conditions on a Restricted Share Award than on any other Award made to the same recipient or other Award recipients. Each recipient of Restricted Shares shall, except in the circumstances described in paragraph (b) below, be issued one or more stock certificates evidencing such Restricted Shares. Each such certificate shall be registered in the name of such recipient, and shall bear an appropriate legend referring to the terms and conditions applicable to the Restricted Shares evidenced thereby.

            (b) Forfeiture of Restricted Shares. In making an Award of Restricted Shares, the Board of Directors may impose a requirement that the recipient must remain in the employment or service (including service as an Outside Director, advisor or consultant) of the Company or any Parent Corporation or Subsidiary (as defined in Section 15 hereof) for a specified minimum period of time, or else forfeit all or a portion of such Restricted Shares. In such case, the certificate(s) evidencing the Restricted Shares shall be held in custody by the Company until such Shares are no longer subject to forfeiture.

            (c) Rights as a Stockholder; Stock Dividends. Subject to any restrictions set forth in the applicable Award Agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Shares are issued and registered in recipient's name (whether or not certificates evidencing such Shares are delivered to such recipient). Subject to any restrictions set forth in the applicable Award Agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares under the applicable Award Agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

9. Annual Automatic Grants of Options to Outside Directors.

            (a) Annual Automatic Grants of Options to Outside Directors. Each director of the Company who is not an employee of the Company or of any Parent Corporation or Subsidiary (each, an "Outside Director") shall be granted under the Plan (i) on the date of his or her first election to the Board of Directors of the Company, Non-Statutory Options to purchase up to 20,000 shares of Common Stock and (ii) on the date of each annual meeting of the Company's stockholders at which such Outside Director is re-elected to the Board of Directors, Non-Statutory Options to purchase up to 5,000 shares of Common Stock.

            (b) Additional Automatic Grants of Options to Outside Director Serving as Chairman of the Board of Directors. An Outside Director first elected as Chairman of the Board of Directors (the "Chairman") shall be granted under the Plan (i) on the date of his or her first election as Chairman, Non-Statutory Options to purchase up to 5,000 shares of Common Stock and (ii) on each date following his or her re-election by the stockholders of the Company as an Outside Director on which he or she is re-elected by the Board of Directors as Chairman, Non-Statutory Options to purchase up to 7,000 shares of Common Stock. All Options granted pursuant to this paragraph shall be in addition to Options granted pursuant to paragraph (a) above.

            (c) Terms and Conditions of Options. Any Option granted to an Outside Director pursuant to this Section 9 shall be exercisable over a three year period with respect to the following percentages of the number of shares originally underlying such Option: (i) 50% after the first anniversary of the date of grant; and (ii) an additional 25% after each of the second and third anniversaries of the date of grant, in each case at an exercise price equal to the fair market value of such Common Stock, as defined in Section 6 above, on the date of grant. Each such Option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan.

Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any Option granted pursuant to this Section 9, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such Outside Director of the Company's "Policy Regarding Confidential Information and Insider Trading" (or any similar successor policy), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Outside Director shall no longer be so precluded.

            (d) Plan Applicable. Except as modified by the preceding provisions of this Section 9, Options granted to Outside Directors shall remain subject to all provisions of the Plan applicable to Options generally.

10. General Award Restrictions.

            (a) Investment Representations. The Company may require any person to whom an Award is made, as a condition of such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and State securities laws.

            (b) Special Conditions to Issuance of Shares. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any State or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11. Recapitalization.

            In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any Options granted under the Plan. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable Option exercise price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

12. Reorganization or Change in Control of the Company.

            (a) Reorganization. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon holders of Options as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to any Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the holders of Options, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options; provided, however, that paragraph (b) below shall govern acceleration of Options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

            (b) Change in Control. In case of (i) any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the shares of Common Stock immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act who was not, on April 21, 1995, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become
(x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange
Act) of over 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, all outstanding Awards, regardless of the date of such Awards, shall
(i) in the case of Options, immediately become exercisable with respect to 100% of the Common Stock subject to such Options and (ii) in the case of Restricted Shares, immediately become fully vested and no longer subject to any forfeiture unless otherwise provided in the applicable Award Agreement.

13. No Special Employment Rights.

            Nothing contained in the Plan or in any Award Agreement shall confer upon any Award recipient any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award recipient from the rate in existence at the time of the Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan or any Award shall be determined by the Board of Directors.

14. Other Employee Benefits.

            The amount of any compensation deemed to be received by an employee as a result of any Award (including the exercise of an Option, or the sale of shares received upon such exercise or of Restricted Shares) will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

15. Definitions.

            (a) Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes only of Awards of Non-Statutory Options or Restricted Shares, the term "Subsidiary" shall also mean any partnership or limited partnership of which the Company or any Subsidiary controls 50% or more of the voting power, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

            (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

            (c) Employment. The term "employment", as used in the Plan and in any Award Agreement, shall, unless the context otherwise requires, be defined in accordance with the provisions of Section 1.421-7(h) of the Federal Income Tax Regulations (or any successor regulations).

16. Amendment of the Plan.

            The Board of Directors may at any time and from time to time modify, amend or terminate the Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of the Plan shall not, without the consent of an Award recipient, affect his or her rights under any Award Agreement unless such Agreement so specifies. With the consent of the Award recipient affected, the Board of Directors may amend outstanding Award Agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable Federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

17. Withholding.

            The Company's obligation to deliver Restricted Shares awarded, or shares deliverable upon the exercise of any Option granted, under the Plan shall be subject to the Award recipient's satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

18. Duration of the Plan.

            Unless earlier terminated by the Board of Directors, the Plan shall terminate upon the earlier of (i) the close of business on March 31, 2008 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Options granted under the Plan and/or are no longer subject to forfeiture pursuant to the terms of any applicable Award Agreement. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

                                     Adopted on April 1, 1998 by the Board of
                                     Directors; amended on May 29, 1998 by
                                     the Board of Directors; approved by the
                                     stockholders on May 29, 1998; amended as of April 26, 1999 by the Board of Directors[; and approved by the stockholders on June 10, 1999].

                               i-STAT CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  June 10, 1999

      Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

      William P. Moffitt and Roger J. Mason, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Common Stock or Series B Preferred Stock of i-STAT Corporation held of record by the undersigned on April 15, 1999, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on June 10, 1999, and at any adjournments, which matters were unknown to the Board of Directors prior to making this solicitation, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all items.

                          CONTINUED ON THE REVERSE SIDE

             The Board of Directors recommends a vote FOR all items.

Item I. ELECTION OF DIRECTORS DULY NOMINATED AND LISTED BELOW:

For All Nominees         TO WITHHOLD AUTHORITY                     Exception *
     |_|                 to vote for all nominees listed below        |_|
                                      |_|

      Nominees: J. Robert Buchanan, Stephen D. Chubb, Richard Hodgson, William
      P. Moffitt and Lionel N. Sterling

      *INSTRUCTION: To withhold authority to vote for any nominee(s) write that nominee's name on the space provided below and check Exception box.

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Item II. RATIFY AN AMENDMENT TO THE 1998 STOCK OPTION PLAN: Ratify an amendment to the 1998 Stock Option Plan as fully described in Proposal II of the Proxy Statement.

          FOR |_|   AGAINST |_|   ABSTAIN |_|

Item III. RATIFICATION OF ACCOUNTANTS: Ratify the appointment of
PricewaterhouseCoopers LLP as independent accountants for 1999.

          FOR |_|   AGAINST |_|   ABSTAIN |_|

If you have noted an address change or comments on either side of this card, mark here:

________________________________________________________________________________

________________________________________________________________________________
(NOTE: Signature should agree with the name stenciled hereon. When signing as executor, administrator, trustee, guardian or attorney, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign. For an account in the name of two or more persons, each should sign or if one signs, he or she should attach evidence of authority.)

DATED ________________________, 1999


________________________________________________________________________________
               Signature

________________________________________________________________________________
       Signature if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Votes must be indicated (x) in Black or Blue ink. |_|